TLIC letterhead

September 2, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	Transamerica Separate Account VUL 3, SEC File No. 811-09715
➢	Transamerica Elite, Registration No. 333-153814
➢	Transamerica Journey, Registration No. 333-192793
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Transamerica Life Insurance Company (the "Company") on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2016, for the underlying management investment companies listed below (the "Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
Transamerica Series Trust, SEC File No. 811-04419
American Funds Insurance Series, SEC File No. 811-03857
Fidelity Variable Insurance Products Fund, SEC File No. 811-03329
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

Some of the funds included in each Fund Company's semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Carol Parker at (727) 299-1770.

Sincerely,

/s/Arthur D. Woods

Arthur D. Woods
Transamerica Life Insurance Company